UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 20, 2010

UNR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-23712	02-0755762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Pine Street, Suite 150, Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

(407) 210-6541
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Report or Completed Interim Review.

UNR Holdings, Inc. (as used in this Current Report, “we” or the “Company”) is filing this Form 8-K/A to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 27, 2010 (the “April 8-K”).

As initially reported on the April 8-K, on April 27, 2010, the Audit Committee of the Board of Directors of the Company, upon the recommendation of management and in consultation with our current independent registered public accounting firm, ZAO BDO, a member firm of BDO International (“BDO”), concluded that our previously issued financial statements included in the following reports we filed with the Commission should no longer be relied upon due to errors in such financial statements, and that the Company would restate such financial statements to make the necessary accounting corrections: (1) the audited consolidated financial statements for the fiscal year ended December 31, 2008 (the “2008 Financial Statements”), included in our Amendment No. 4 to the Annual Report on Form 10−K for the year ended December 31, 2008 filed with the Commission on April 13, 2010 (the “2008 10−K”), (2) the interim period unaudited financial statements for the three month period ended March 31, 2009, included in our Amendment No. 4 to the Quarterly Report on Form 10-Q for the three month period ended March 31, 2009 filed with the Commission on April 13, 2010 (the “2009 1Q Report”); (3) the interim period unaudited financial statements for the three and six months period ended June 30, 2009, included in our Amendment No. 1 to the Quarterly Report on Form 10-Q for the six month period ended June 30, 2009 filed with the Commission on April 13, 2010 (the “2009 2Q Report”); (4) the interim period unaudited financial statements for the three and nine months period ended September 30, 2009, included in our Amendment No. 1 for the Quarterly Report on Form 10-Q for the nine month period ended September 30, 2009 filed with the Commission on April 13, 2010 (the “2009 3Q Report” and together with the 2009 1Q Report and 2009 2Q Report, the “2009 Quarterly Reports”); and (5) the audited consolidated financial statements for the fiscal year ended December 31, 2008 that are included in our Annual Report on Form 10−K for the year ended December 31, 2009 filed with the Commission on April 15, 2010 (the “2009 10−K”).

On May 20, 2010, the Audit Committee of the Board of Directors, upon the recommendation of management and in consultation with BDO, concluded that our previously issued financial statements for the fiscal year ended December 31, 2009 included in the 2009 10-K should no longer be relied upon due to errors in such financial statements, and that the Company would restate such financial statements to make the necessary accounting corrections.  The principal reason for the foregoing is that, in response to a request from our auditors, we conducted a review to assure accuracy of our records as to the total square footage remaining to be completed in one of our development and construction projects, “Nemchinovka”, a residential building located in the Moscow area.  As part of this process, the Company reassessed the total square footage yet to be completed for that project.  As a result, the revenue and cost amounts we recognized for the fiscal year ended December 31, 2009 have been recomputed under the percentage of completion method of accounting; in particular, the profit from the Nemchinovka project in such period has been decreased by $4,704,195.  As such, revenue was reduced by $3,301,393, and cost of sales was increased by $1,402,802 to reflect a correction of this error.  Provision for income taxes was reduced by $987,302 reflecting the net income adjustment.  In addition, notes to our 2009 Financial Statements did not  describe sufficiently certain activities we had with related companies in connection with purchases, subcontracting construction and lease during the years ended December 31, 2009 and 2008.  The Company's reported results of operations, financial position and cash flows would be different had such transactions been carried out with unrelated parties.  Related parties may enter into transactions that unrelated parties might not, and transactions between related parties may not be effected on the same terms, conditions and amounts as transactions between unrelated parties. The nature of the relationships with such related companies is that some of the officers of the Company's only operating subsidiary also serve as the General Directors of such related companies. Also, one of these related parties provided a guarantee in favor of the Company in respect of the loan received by the Company from Sberbank in the amount of $3,306,419.

For the foregoing reasons, management recommended to the Audit Committee of the Board of Directors that a restatement of our 2009 Financial Statements, in addition to the restatement of our 2008 Financial Statements and the interim financial statements included in the 2009 Quarterly Reports, was required.

The Company, including the Audit Committee of the Board of Directors, has discussed the matters disclosed in Item 4.02 of this Form 8-K/A with BDO and Wiener, Goodman & Company, P.C., our former independent registered public accounting firm (“Wiener Goodman”).  Wiener Goodman audited the 2008 Financial Statements and reviewed the interim period unaudited consolidated financial statements included in the 2009 Quarterly Reports.  BDO audited our consolidated financial statements included in the 2009 10-K.  The Board of Directors of the Company has authorized and directed that the officers of the Company take the appropriate and necessary actions to restate the 2008 Financial Statements, the 2009 Financial Statements and the interim period unaudited financial statements included in the 2009 Quarterly Reports as noted above.  On May 20, 2010, the Company filed with the Commission amendments to its 2009 10-K and 2009 Quarterly Reports to reflect the foregoing restatements.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K / A contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act.  Forward-looking statements can be identified by such forward-looking terminology such as “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, “project”, “seek” and comparable phrases, as they relate to us and our management.  Forward-looking statements are not statements of historical fact and reflect the current views, beliefs and assumptions made by our management based on the information available, as of the date of this report, regarding future events, operating performance, financial condition, business strategy and our plans and objectives for future operations.  All forward-looking statements included herein and in the other periodic reports filed by the Company with the Commission address matters that involve risks and uncertainties, which could or will cause our actual results to differ materially from those indicated in these statements.  We believe that these factors include, but are not limited to, changes in political, social, legal or economic conditions in Russia; our ability to obtain necessary regulatory approvals and licenses for our business; our ability to fund future operations and capital needs through borrowings or otherwise; our ability to successfully implement any of our business strategies; our expectations about growth in demand for products and services we sell; competition in the marketplace; changes in general economic conditions, including inflation, interest rates, foreign currency exchange rates and other factors; our ability to respond to legal and regulatory developments and restrictions in relation to the construction industry; and our success in identifying other risks to our business and managing the risks of the aforementioned factors.  This list of factors is not exhaustive and should be read with the other cautionary statements that are included in the other periodic reports filed by the Company with the Commission.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results and outcomes may vary materially from those described herein.  Any forward-looking statements contained herein reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to, among other things, our operations, results of operations, growth strategy and liquidity.  Any forward-looking statements speak only as of the date of this report.  Subject to any obligations under applicable law, we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.  All subsequent written and oral forward-looking statements attributable to us, and those acting on behalf of us, are expressly qualified in their entirety by the foregoing cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNR HOLDINGS, INC.

By:	/s/ Alexey A. Kim
Alexey A. Kim
Chief Executive Officer

Dated:   May 24, 2010